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                                                                   Exhibit 99.39
                       GE CAPITAL MORTGAGE SERVICES, INC.

                             SERVICER'S CERTIFICATE

                                   MARCH 1997

                  REMIC Multi-Class Pass-Through Certificates

                                 Series 1994-4

     Pursuant to the Pooling and Servicing Agreement dated as of January 1, 1994 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank and Trust Company (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

     With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

     1.   Aggregate Scheduled Monthly Payments:

          (a) Principal ....................................    $    369,242.29
                                                                ---------------
          (b) Interest .....................................    $  1,908,693.21
                                                                ---------------
          (c) Total ........................................    $  2,277,935.50
                                                                ---------------

     2.   Aggregate Monthly Payments Received and Monthly
          Advances made this month:

          (a) Principal ....................................    $    369,242.29
                                                                ---------------
          (b) Interest .....................................    $  1,848,884.60
                                                                ---------------
          (c) Total ........................................    $  2,218,126.89
                                                                ---------------

     3.   Aggregate Principal Prepayments in part received
          and applied in prior month: ......................    $    230,779.91
                                                                ---------------

     4. Aggregate Principal Prepayments in full received in prior month:

          (a) Principal ....................................    $  1,021,874.52
                                                                ---------------
          (b) Interest .....................................    $      2,612.75
                                                                ---------------
          (c) Total ........................................    $  1,024,487.27
                                                                ---------------


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     5.   Aggregate Insurance Proceeds (including purchases
          of Mortgage Loans by primary mortgage insurers) for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     6.   Aggregate Liquidation Proceeds for prior month:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     7.   Aggregate Purchase Prices for Defaulted and
          Modified Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     8. Aggregate Purchase Prices ( and substitution adjustments) for Defective Mortgage Loans:

          (a) Principal ....................................    $          0.00
                                                                ---------------
          (b) Interest .....................................    $          0.00
                                                                ---------------
          (c) Total ........................................    $          0.00
                                                                ---------------

     9.   Pool Scheduled Principal Balance: ................    $322,113,225.02
                                                                ---------------

     10.  Available Funds: .................................    $  3,473,394.07
                                                                ---------------

     11.  Realized Losses for prior month: .................    $          0.00
                                                                ---------------

     12.  Aggregate Realized Losses and Debt Service
          Reductions:


          (a) Deficient Valuations: ........................    $          0.00
                                                                ---------------
          (b) Bankruptcy Losses: ...........................    $          0.00
                                                                ---------------
          (c) Special Hazard Losses: .......................    $          0.00
                                                                ---------------
          (d) Fraud Losses: ................................    $          0.00
                                                                ---------------
          (e) Excess Bankruptcy Losses: ....................    $          0.00
                                                                ---------------
          (f) Excess Special Hazard Losses: ................    $          0.00
                                                                ---------------
          (g) Excess Fraud Losses: .........................    $          0.00
                                                                ---------------
          (h) Debt Service Reductions: .....................    $          0.00
                                                                ---------------

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               13.  Accrued Certificate Interest, Unpaid Class Interest
                      Shortfalls and Pay-out Rate:


Class 4-A1 ...............  $          0.00   $          0.00        0.00000000%
                            ---------------   ---------------   ---------------
Class 4-A2 ...............  $    197,868.32   $          0.00        5.48646956%
                            ---------------   ---------------   ---------------
Class 4-A3 ...............  $    167,511.89   $          0.00        5.98523948%
                            ---------------   ---------------   ---------------
Class 4-A4 ...............  $      8,564.30   $          0.00        6.48401262%
                            ---------------   ---------------   ---------------
Class 4-A5 ...............  $     18,193.05   $          0.00        6.48400950%
                            ---------------   ---------------   ---------------
Class 4-A6 ...............  $    215,643.29   $          0.00        6.48400927%
                            ---------------   ---------------   ---------------
Class 4-A7 ...............  $    132,154.92   $          0.00        6.48400949%
                            ---------------   ---------------   ---------------
Class 4-A8 ...............  $    201,626.26   $          0.00        6.48400963%
                            ---------------   ---------------   ---------------
Class 4-A9 ...............  $    115,399.16   $          0.00        6.48400955%
                            ---------------   ---------------   ---------------
Class 4-A10 ..............  $    117,348.15   $          0.00        5.86054709%
                            ---------------   ---------------   ---------------
Class 4-A11 ..............  $     62,419.22   $          0.00        3.11731184%
                            ---------------   ---------------   ---------------
Class 4-A12 ..............  $    292,553.54   $          0.00        6.65857898%
                            ---------------   ---------------   ---------------
Class 4-A13 ..............  $    101,902.85   $          0.00        6.03014539%
                            ---------------   ---------------   ---------------
Class 4-M ................  $     54,115.80   $          0.00        6.48400951%
                            ---------------   ---------------   ---------------
Class 4-B1 ...............  $     24,596.38   $          0.00        6.48399798%
                            ---------------   ---------------   ---------------

Class 4-B2 ...............  $     19,677.10   $          0.00        6.48399565%
                            ---------------   ---------------   ---------------
Class 4-B3 ...............  $      9,838.55   $          0.00        6.48399421%
                            ---------------   ---------------   ---------------
Class 4-B4 ...............  $      1,967.71   $          0.00        6.48399585%
                            ---------------   ---------------   ---------------
Class 4-B5 ...............  $      7,870.83   $          0.00        6.48398294%
                            ---------------   ---------------   ---------------
Class 4-S ................  $    102,246.03   $          0.00        0.37899884%
                            ---------------   ---------------   ---------------
Class 4-R ................  $          0.00   $          0.00        0.00000000%
                            ---------------   ---------------   ---------------
Class 4-RL ...............  $          0.00   $          0.00        0.00000000%
                            ---------------   ---------------   ---------------

     14.  Principal distributable:

Class 4-A1 ....   $          0.00             Class 4-A12 . .   $          0.00
                  ---------------                               ---------------
Class 4-A2 ....   $  1,140,696.10             Class 4-A13 . .   $          0.00
                  ---------------                               ---------------
Class 4-A3 ....   $          0.00             Class 4-M .....   $     11,423.08
                  ---------------                               ---------------
Class 4-A4 ....   $          0.00             Class 4-B1 ....   $      5,191.96
                  ---------------                               ---------------
Class 4-A5 ....   $          0.00             Class 4-B2 ....   $      4,153.57
                  ---------------                               ---------------
Class 4-A6 ....   $          0.00             Class 4-B3 ....   $      2,076.78
                  ---------------                               ---------------
Class 4-A7 ....   $          0.00             Class 4-B4 ....   $        415.36
                  ---------------                               ---------------
Class 4-A8 ....   $          0.00             Class 4-B5 ....   $      1,661.43
                  ---------------                               ---------------
Class 4-A9 ....   $          0.00             Class 4-R .....   $          0.00
                  ---------------                               ---------------
Class 4-A10 ...   $    456,278.44             Class 4-RL ....   $          0.00
                  ---------------                               ---------------

     15.  Additional distributions to the Class 4-R
          Certificate pursuant to Section 4.01(b): .........    $          0.00
                                                                ---------------

     16.  Additional distributions to the Class 4-RL
          Certificate pursuant to Section 2.05(d): .........    $          0.00
                                                                ---------------

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     17.  Certificate Interest Rates of:

              Class 4-A10 Certificates ..            5.8750%
                                            ---------------
              Class 4-A11 Certificates ..            3.1250%
                                            ---------------

              Class 4-A12 Certificates ..            6.6750%
                                            ---------------
              Class 4-A13 Certificates ..            6.0450%
                                            ---------------
              Class 4-S Certificates ....            0.3801%
                                            ---------------

B.   Other Amounts:

     1.   Senior Percentage for such Distribution Date: ....          93.250454%
                                                                ---------------

     2.   Senior Prepayment Percentage for such Distribution
          Date .............................................         100.000000%
                                                                ---------------

     3.   Junior Percentage for such Distribution Date: ....           6.749546%
                                                                ---------------

     4.   Junior Prepayment Percentage for such Distribution
          Date: ............................................           0.000000%
                                                                ---------------

     5.   Subordinate Certificate Writedown Amount for such
          Distribution Date: ...............................    $          0.00
                                                                ---------------

     6.   Prepayment Distribution Triggers satisfied:

                                                YES               NO
                                                ---               --

                      Class 4-B1.......          X
                                          ---------------   ---------------
                      Class 4-B2.......          X
                                          ---------------   ---------------
                      Class 4-B3.......          X
                                          ---------------   ---------------
                      Class 4-B4.......          X
                                          ---------------   ---------------
                      Class 4-B5.......          X
                                          ---------------   ---------------

     Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                       GE CAPITAL MORTGAGE SERVICES, INC.


                                       By: /s/ Karen Pickett
                                          -------------------------------
                                             Karen Pickett
                                             Vice-President,
                                             Investor Operations